THE HARTFORD MUTUAL FUNDS, INC.

THE HARTFORD MUTUAL FUNDS II, INC.

POWER OF ATTORNEY

February 7, 2018

Hilary E. Ackermann	Duane E. Hill
Robin C. Beery	William P. Johnston
Lynn S. Birdsong	Phillip O. Peterson
James E. Davey	Lemma W. Senbet
Christine R. Detrick	David Sung

Each of the members of the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. listed above do hereby constitute and appoint as his/her attorney-in-fact: Walter F. Garger; Thomas R. Phillips; and Alice A. Pellegrino, to sign on his/her behalf each Registration Statement on Form N-14 relating to the proposed reorganizations listed below and any amendments to such Registration Statement, including pre-effective amendments and post-effective amendments, with all exhibits thereto, and to file the same documents with the U.S. Securities and Exchange Commission.

•                  The Hartford Global Equity Income Fund, a series of The Hartford Mutual Funds, Inc., with and into Hartford International Equity Fund, a series of The Hartford Mutual Funds, Inc.;

•                  The Hartford Municipal Real Return Fund, a series of The Hartford Mutual Funds II, Inc., with and into The Hartford Municipal Opportunities Fund, a series of The Hartford Mutual Funds, Inc.; and

•                  Hartford Schroders Emerging Markets Debt and Currency Fund, a series of The Hartford Mutual Funds II, Inc.,  with and into Hartford Schroders Emerging Markets Multi-Sector Bond Fund, a series of The Hartford Mutual Funds II, Inc.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of the date first written above.

/s/ Hilary E. Ackermann	/s/ Duane E. Hill
Hilary E. Ackermann	Duane E. Hill

/s/ Robin C. Beery	/s/ William P. Johnston
Robin C. Beery	William P. Johnston

/s/ Lynn S. Birdsong	/s/ Phillip O. Peterson
Lynn S. Birdsong	Phillip O. Peterson

/s/ James E. Davey	/s/ Lemma W. Senbet
James E. Davey	Lemma W. Senbet

/s/ Christine R. Detrick	/s/ David Sung
Christine R. Detrick	David Sung